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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2001



                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                           0-24787                    51-0310342
  (State of other jurisdiction        (Commission File Number)          (IRS Employer
        of incorporation)                                             Identification No.)




                 2828 NORTH HASKELL AVENUE, DALLAS, TEXAS 75204
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5. OTHER EVENTS.

                  Reference is hereby made to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "Commission") on August 30, 2001 (Commission File No. 333-68656) (the "Registration Statement") and declared effective by the Commission on September 24, 2001, pursuant to which Affiliated Computer Services, Inc. (the "Company"), ACS Trust I and ACS Trust II registered $1,500,000,000 aggregate initial offering price of their respective securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

                  On October 3, 2001, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with Bear, Stearns & Co. Inc., as representative of the several underwriters named therein (collectively, the "Underwriters"), in connection with the public offering by the Company of an aggregate of 9,200,000 shares (the "Shares") of the Company's Class A common stock, $0.01 par value per share (the "Class A Common Stock"), which number of shares includes the Underwriters' initial commitment to purchase 8,000,000 shares and, pursuant to the exercise of the Underwriters' over-allotment option, an additional 1,200,000 shares. The Shares were covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

                  On October 10, 2001, the Company consummated the public offering of the Shares in exchange for net proceeds of approximately $715 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


Exhibit
Number            Description
------            -----------
1.1 Underwriting Agreement, dated October 3, 2001, between Affiliated Computer Services, Inc. and Bear, Stearns & Co. Inc., as representative of the underwriters named therein.

99.1 Press Release dated as of October 10, 2001 (pursuant to SEC Regulations, furnished herewith only and not filed).

ITEM 9. REGULATION FD DISCLOSURE.

                  In connection with the public offering of the Shares described in Item 5 above, the Company issued a press release on October 10, 2001. The Company hereby incorporates by reference into this Item 9 the information set forth in such press release, a copy of which is furnished herewith as Exhibit
99.1 and shall not be deemed to be filed.




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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AFFILIATED COMPUTER SERVICES, INC.



                                       By: /s/ WARREN EDWARDS
                                          --------------------------------------
                                          Name:  Warren Edwards
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



Date: October 15, 2001.




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
1.1      Underwriting Agreement, dated October 3, 2001, between Affiliated
         Computer Services, Inc. and Bear, Stearns & Co. Inc., as representative of the underwriters named therein.

99.1     Press Release dated as of October 10, 2001 (pursuant to SEC
         Regulations, furnished herewith only and not filed).





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